SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 18, 1997


                            Long Island Bancorp, Inc.
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                           0-23526                 11-3198508
(State or Other Jurisdiction        (Commission File        (I.R.S. Employer
of Incorporation)                      Number)              Identification No.)


201 Old Country Road
Melville, New York                                             11747-2724
(Address of Principal                                          (Zip Code)
Executive Offices)


Registrant's telephone number, including area code (516) 547-2000


                                 Not Applicable

          (Former Name of Former Address, if Changed Since Last Report)

Item 1.           Changes in Control Registrant
                           Not Applicable

Item 2.           Acquisition or Disposition of Assets
                           Not Applicable

Item 3.           Bankruptcy or Receivership
                           Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant
                           Not Applicable

Item 5.           Other Events
                           Press Release of Long Island Bancorp, Inc.
                              dated February 18, 1997

Item 6.           Resignations of Registrant's Directors
                           Not Applicable

Item 7.           Financial Statements and Exhibits
                           (a)  Not Applicable

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                LONG ISLAND BANCORP, INC.


                                         By: /s/        Mark Fuster
                                            --------------------------
                                       Name:            Mark Fuster
                                      Title:           Chief Financial Officer
                                                       (principal financial and
                                                       accounting officer)


Date:    February 19, 1997

LONG ISLAND BANCORP, INC.        NEWS RELEASE
201 Old Country Road
Melville, New York  11747

                                     Contact:

                                               Mary M. Feder
                                               Vice President-Investor Relations
                                               (516) 547-2607

FOR IMMEDIATE RELEASE

             LONG ISLAND BANCORP, INC. ANNOUNCES THE APPOINTMENT OF LAWRENCE W. PETERS AS PRESIDENT AND CHIEF OPERATING OFFICER


MELVILLE, NY, FEBRUARY 18, 1997 - Long Island Bancorp, Inc. (NASDAQ: LISB), the holding company for The Long Island Savings Bank, FSB, today announced the appointment of Mr. Lawrence W. Peters as President and Chief Operating Officer of the Bank and the Company. Mr. Peters has been a Director of the Bank since 1989 and a Director of the Company since its formation in 1993. He previously served as Senior Executive Vice President and Chief Lending Officer of the Bank from 1989 to 1995.

Commenting on the appointment, John J. Conefry, Jr., Chairman and Chief Executive Officer stated, "We are delighted to welcome Larry Peters to the position of President and Chief Operating Officer. As an experienced senior banking executive, he brings a wealth of knowledge to the position. He currently serves on numerous board committees, including the Planning and Development Committee and the Executive Committee. I have every confidence that Larry's strong leadership qualities will help guide us in reaching our strategic goals."

Prior to joining the Bank in 1989, Mr. Peters was Vice Chairman and Director at Dime Savings Bank of New York, where he was in charge of all lending functions. He had previously served in a senior real estate lending role at Bankers Trust.

The Long Island Savings Bank, FSB is a federally chartered FDIC-insured institution which serves its customers in 36 full service branch offices throughout Queens, Nassau and Suffolk counties. The Bank also operates mortgage loan offices across Long Island and Westchester and in Connecticut, Delaware, Georgia, Maryland, New Jersey, Pennsylvania, Virginia and North Carolina and an Internet home page at the address: http://www.lisb.com.

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